Exhibit 10.7

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DATED                                                                                                                                                                JANUARY 20, 2014

(1) CANCER RESEARCH TECHNOLOGY LIMITED

AND

(2) TEVA BRANDED PHARMACEUTICAL PRODUCTS R&D, INC.

Licence

TABLE OF CONTENTS

1.	INTERPRETATION	1

2.	LICENCES AND NON-COMPETE	11

3.	PERFORMANCE	13

4.	CONSIDERATION	15

5.	PAYMENT AND STATEMENT	16

6.	ACCOUNTS	19

7.	INTELLECTUAL PROPERTY PROTECTION, PROCEEDINGS AND COSTS	20

8.	WARRANTY	23

9.	INDEMNITY	24

10.	INSURANCE	25

11.	LIMITATION OF LIABILITY	25

12.	CONFIDENTIALITY	25

13.	TERM AND TERMINATION	28

14.	EFFECTS OF TERMINATION	29

15.	FORCE MAJEURE	32

16.	ASSIGNMENT AND SUB-CONTRACTING	32

17.	NOTICES	33

18.	VARIATION	34

19.	ENTIRE AGREEMENT	34

20.	FURTHER ASSURANCE	34

21.	WAIVER	35

22.	SEVERABILITY	35

23.	EXECUTION	35

24.	ANNOUNCEMENTS AND USE OF NAMES	35

25.	DISPUTE RESOLUTION AND GOVERNING LAW	36

26.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	37

27.	RELATIONSHIP OF THE PARTIES	37

28.	TAX AND COMPLIANCE WITH LAWS	37

1

THIS AGREEMENT is made the Twentieth day of January, 2014

BETWEEN:

(1)	CANCER RESEARCH TECHNOLOGY LIMITED, a company registered in England and Wales under number 1626049 with registered office at Angel Building, 407 St John Street, London, EC1V 4AD, England (“CRT”); and

(2)	TEVA BRANDED PHARMACEUTICAL PRODUCTS R&D, INC., a Delaware corporation with its principal place of business at 41 Moores Road, Frazer, PA 19355, U.S.A. (“Teva”).

WHEREAS:

(A)	CRT is an oncology focused technology transfer and development company, which is wholly owned by the Charity (as defined below).

(B)	Teva is an international biopharmaceutical company.

(C)	CRT and Cephalon, Inc., an Affiliate (as defined below) of Teva (“Cephalon”), signed a Research Collaboration and Option Agreement on February 16, 2010 (the “RCOA”) pursuant to which they have been conducting a programme of drug discovery research in relation to the atypical Protein Kinase C (aPKC) family of kinases.

(D)	Pursuant to the exercise by Cephalon of the Option (as defined in the RCOA), Teva and CRT have agreed to enter into a licence on the following terms and conditions.

NOW IT IS HEREBY AGREED as follows:

1.	INTERPRETATION

1.1	In this Agreement except where the context requires otherwise, the following words and expressions shall have the following meanings:

“Affiliate” means any corporation or business entity Controlling, Controlled by or under common Control with a Party to this Agreement;

“Affordable” means in relation to a Licensed Product: (i) a determination by NICE that such Licensed Product should be used within the NHS; and/or (ii) approval by NICE of the price proposed by Teva or its Sub-Licensee in relation to sales of that Licensed Product in England;

“Agreement” means this agreement and each of the Schedules as amended from time to time in accordance with Clause 18;

“Annual Fee” means the non-refundable sum of [***];

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Arising Intellectual Property” means any Materials and Know How (other than that comprised in Licensed Intellectual Property) conceived or generated after the Effective Date by or on behalf of Teva or its Sub-Licensees in the course of the activities performed under the licence granted under Clause 2.1; and any Patent Rights which claim any such Materials or inventions comprised in such Know How;

“Biomarker” means an endogenous characteristic that is objectively measured and evaluated as an indicator of normal biological or pathogenic processes or pharmacological responses to a therapeutic intervention. For the avoidance of doubt, a Biomarker is not a synthetic chemical;

“Business Day” means a day other than a (i) Friday, Saturday or Sunday for Teva, (ii) a Saturday or Sunday for CRT, or (iii) any public holiday in England, New York, NY and/or Tel Aviv, Israel or any other day when the general operations of a Party are closed;

“Charity” means Cancer Research UK, a company limited by guarantee (registered in England under number 4325234) and a charity (registered in England under number 1089464) of Angel Building, 407 St John Street, London, EC1V 4AD, England;

“Commencement” means, in relation to a clinical trial, the administration of a Licensed Product to the first human subject has occurred, whether such subject is a healthy volunteer or a patient;

“Commercially Reasonable Efforts” means, (i) in the case of Teva, the efforts and resources commonly used by a global pharmaceutical company of a similar size and resources to Teva (or, where applicable, its Sub-Licensee) for a product at a similar stage of development and commercial potential, with the objective of developing such product in a diligent and timely manner, taking into consideration its safety, efficacy and the patent or other proprietary position, and (ii) in the case of CRT, the efforts and resources commonly used by an entity of similar size and resource to CRT for a project at a similar stage in its development taking into account all relevant commercial factors;

“Competent Authority” means any local or national agency, court, authority, department, inspectorate, minister, ministry official or public or statutory person (whether autonomous or not) of, or of any government of, any country having jurisdiction over the Agreement or either of the Parties or over the development or marketing of medicinal products including, the European Commission and the European Court of Justice;

“Confidential Information” means any information, in tangible or non-tangible form (including oral disclosure) including Know How, research and development plans, the terms of this Agreement, and any other technical or business information (whether or not marked as confidential), which is obtained by either Party from the other (or its representatives) pursuant to this Agreement. Licensed Know How shall be deemed the Confidential Information of each Party;

“Control” means, in respect to either Party, the possession (directly or indirectly) of fifty per cent (50%) or more of the voting stock or other equity interest of a subject entity with the power to vote, or the power in fact to control the management decisions of such entity through the ownership of securities or by contract or otherwise and “Controlling” and “Controlled by” shall be construed accordingly;

“CRT Existing Intellectual Property” has the meaning given in the RCOA;

“CRT Exclusivity Period” has the meaning given in Clause 2;

“CRT-DL” means CRT’s in-house drug discovery research laboratories, currently known as the ‘Discovery Laboratories’ and operating across sites in London and Cambridge. The CRT-DL shall not include any research facilities of a person other than CRT;

“Development Plan” means a detailed plan which describes: (i) the Significant Activities; (ii) the relevant timescales within which such Significant Activities will be taken; and (iii) the estimated costs associated with each Significant Activity. Such plan will reflect best industry practice and describe the development of Licensed Products across a range of Oncology Indications (as agreed with CRT taking into consideration any safety/efficacy constraints). The Development Plan at the Effective Date is annexed at Schedule 5 and shall be updated by Teva in accordance with Clause 3.6.4;

“Effective Date” means the date this Agreement is made;

“Executive Officers” means the Chief Scientific Officer of Teva, and the Chief Executive Officer of CRT or such other authorised officer of a Party as may be substituted from time to time upon the giving of written notice to the other Party;

“Exclusive Arising Intellectual Property” has the meaning given in Clause 14.1.6(c);

“Exclusive Licensed Intellectual Property” means all Licensed Intellectual Property comprising or specifically relating to Pre-Clinical Candidates (including any Licensed Patents claiming such Pre-Clinical Candidates, but excluding any claims to Biomarkers);

“Expenses” means all reasonable and customary costs and expenses incurred from time to time by or on behalf of CRT in protecting and commercialising any Teva Existing Compounds and Programme Intellectual Property, including without limitation:

i.	all Patent Costs; and

ii.	any non-recoverable taxes or charges including Value Added Tax which may be imposed;

“Expert” means (a) in relation to disputes pursuant to Clauses 3.7 and 14.2.6, a suitably qualified independent expert having expertise with the subject matter of the dispute and at least fifteen years of experience in the pharmaceutical and/or biotech industries, and appointed by agreement between the Parties, or if the Parties are unable to reach agreement within twenty one (21) days of either Party seeking in writing to the other to appoint an expert, each Party shall submit two (2) names having the aforementioned expert qualifications to the President for the time being of the Association of the British Pharmaceutical Industry who shall be asked to select an individual from the four (4) names submitted; and (b) in relation to a dispute concerning Sub-Licence Revenue, or pursuant to Clause 6.3, a suitable qualified accountant having at least fifteen years of experience in the pharmaceutical and/or biotech industries, and appointed by agreement between the Parties, or if the Parties are unable to reach agreement within twenty one (21) days of either Party seeking in writing to the other to appoint an expert, each Party shall submit two (2) names having the aforementioned expert qualifications to the President for the time being of Institute of Chartered Accountants in England & Wales who shall be asked to select an individual from the four (4) names submitted;

“Field” means the treatment of human diseases;

“First Commercial Sale” means, with respect to a Licensed Product, the first transfer or disposition to a third party of such Licensed Product for which the corresponding consideration has been invoiced by Teva, any of its Affiliates or a Sub-Licensee, after all relevant Regulatory Authorisations for the transfer or disposition of such Licensed Product have been obtained in respect of the relevant region or country;

“Force Majeure” means in relation to either Party any event or circumstance which is beyond the reasonable control of that Party, which event or circumstance that Party could not reasonably be expected to have taken into account at the Effective Date and which results in or causes the failure of that Party to perform any or all of its obligations under this Agreement including act of God, lightning, fire, storm, flood, earthquake, strike, lockout or other industrial disturbance, war, terrorist act, blockade, revolution, riot, insurrection, civil commotion, public demonstration, sabotage, act of vandalism, explosion, provided that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party;

“IND” means an investigational new drug application filed with the United States Food and Drug Administration or any successor to it, or the equivalent application or filing filed with any equivalent Competent Authority outside the United States of America (including any supranational agency such as the European Medicines Agency) necessary to commence human clinical trials in such jurisdiction;

“Indication” means a disease classification as defined within the ‘International Statistical Classification of Diseases and Related Health Problems’ as published from time to time by the World Health Organization (e.g. “C50 Malignant neoplasm of Breast”, “C92 Myeloid leukaemia”, “B20 Human immunodeficiency virus [HIV] disease resulting in infectious and parasitic diseases” and “M34 Systemic sclerosis”);

“Intellectual Property” means Materials, Patents and Know How;

“Know How” means technical and other information which is not in the public domain including, ideas, concepts, inventions, discoveries, data, formulae, algorithms, specifications,

information relating to Materials (including biological and chemical structures and functions as well as methods for synthesising chemical compounds), procedures for experiments and tests, results of experimentation and testing, results of research and development including laboratory records and data analyses. Information in a compilation or a compilation of information may be Know How notwithstanding some or all of its individual elements are in the public domain;

“Licensed Intellectual Property” means the Licensed Know How, Licensed Patents and Licensed Materials;

“Licensed Know How” means all Know How comprised in CRT Existing Intellectual Property and Programme Intellectual Property, including the Know How described in Schedule 2;

“Licensed Materials” means all Materials comprised in CRT Existing Intellectual Property and Programme Intellectual Property, including the Materials described in Schedule 3;

“Licensed Patents” means: (i) the Patents detailed in Schedule 1; (ii) any Patents filed on or after the Effective Date claiming any part of the Licensed Materials and/or any inventions described or comprised within the Licensed Know How; and (iii) any Patents claiming priority from the Patents described in (i) and (ii);

“Licensed Products” means any product: (i) which falls within the scope of one or more Valid Claims of any of the Licensed Patents in the relevant country or territory; and/or (ii) developed using or incorporating any part of the Licensed Intellectual Property, including any metabolites, prodrugs, salts, polymorphs, isomers, analogues and derivatives of any Pre-Clinical Candidates which are developed by or on behalf of Teva or its Sub-Licensees;

“Major Markets” means [***];

“Materials” means any chemical or biological materials including any: organic or inorganic element or compound; nucleotide or nucleotide sequence including DNA and RNA sequences; gene; vector or construct including plasmids, phages, bacterial vectors, bacteriophages and viruses; host organism including bacteria, fungi, algae, protozoa and hybridomas; eukaryotic or prokaryotic cell line or expression system or any development strain or product of that cell line or expression systems; protein including any peptide or amino acid sequence, enzyme, antibody or protein conferring targeting properties and any fragment of a protein or a peptide enzyme or antibody; drug or pro-drug; assay or reagent; any other genetic or biological material or micro-organism or any transgenic animal; and any physical property rights relating to any of the foregoing;

“Milestone Events” has the meaning given in Clause 4.3;

“Milestone Payments” has the meaning given in Clause 4.3;

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“NDA” means an application for approval to market commercially such as (or any successor process to) the New Drug Application filed pursuant to the requirements of the United States Food and Drug Administration (or any successor body), as more fully defined in 21 CFR.§ 314.3 et seq, or a Biologics License Application filed pursuant to the requirements of the United States Food and Drug Administration (or any successor body), as more fully defined in 21 CFR § 601, or any equivalent or similar application filed with any other Competent Authority in any country or region in the Territory, together, in each case, with all additions, deletions or supplements thereto;

“Net Revenue” means the aggregate sums received by CRT in respect of any commercial exploitation of a Licensed Product, after the deduction of all Expenses;

“Net Sales” for any given period means the gross aggregate amount invoiced on account of sales of Licensed Product by Teva or any of its Affiliates or Sub-Licensees in the Territory (but not including sales between Teva, its Affiliates or Sub-Licensees where the Licensed Product is intended for resale) less the following deductions directly relating to such sales of Licensed Product, each to the extent actually incurred based on such sale, all determined in accordance with the standard practices of Teva and its Affiliates for their other pharmaceutical products, consistently applied. At CRT’s request, Teva shall explain to CRT such standard practices and shall respond promptly to any questions CRT poses in connection therewith:

a)	cash discounts given off the invoiced price and, with respect to sales in the U.S., a standard [***] discount solely to the extent that the standard U.S. discount forms part of the standard practices of Teva and its Affiliates for their other pharmaceutical products and is actually and consistently applied;

b)	reasonable estimates for rebates, price reductions, coupons, vouchers, and co-pay assistance reimbursements given in the ordinary course of business which are not already reflected in the amount invoiced;

c)	reasonable estimates for any adjustments, credits or allowances on account of price adjustments, billing errors, shelf stock adjustments and discounts to price, such as promotional payments, howsoever referred to by the relevant customer;

d)	reasonable estimates for rejected goods, damaged goods and returns, withdrawal, recall or relabeling of the Licensed Product;

e)

reasonable estimates for credits, volume rebates, charge-back and prime vendor rebates, fees, reimbursements or similar payments granted or given to wholesalers and other distributors, buying groups, health care insurance carriers, pharmacy benefit

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

management companies, health maintenance organisations or other institutions or health care organisations, which are not already reflected in the amount invoiced;

f)	any tax associated with the manufacture, transport or sale of goods such as VAT, sales tax, tariff, customs duty, excise, goods and services tax (GST), or other duty or other governmental charge (other than a tax on income) levied on the manufacture, transport or sale of Licensed Products, including without limitation any arising out of the Patient Protection and Affordable Care Act as applicable only to the Licensed Product;

g)	transportation or delivery of the Licensed Product and borne by the seller thereof, itemised on the applicable invoice and remitted to the applicable taxing authority;

h)	reasonable estimates for payments or rebates paid in connection with sales of the Licensed Product to any Competent Authority in respect of any state or federal Medicare, Medicaid or similar programs, or other managed care programs, which are not already reflected in the amount invoiced; and

i)	any invoiced charge for freight, insurance or other transportation costs charged to the customer, in each case only when separately shown on the invoice.

Reconciliation of estimated amounts and actual amounts will occur in accordance with Clause 5.3. Without limiting the generality of the foregoing, sales, transfers, or dispositions of Licensed Product for charitable, promotional (including samples), pre-clinical, clinical, or regulatory purposes will be excluded from Net Sales;

“NHS” the National Health Service in England and Wales (or any successor organisation thereto);

“NICE” means the National Institute for Health and Clinical Excellence in England and Wales (or any successor organisation thereto). In the event that the National Institute for Health and Clinical Excellence ceases to exist without a successor, then NICE shall be construed as any supra-national, national or regional government department, authority, agency or entity (including a non-departmental public body or similar entity) with responsibility for evaluating the cost effectiveness of medicinal products in England or otherwise determining whether the NHS should purchase medicinal products;

“Non-Exclusive Licensed Intellectual Property” means all Licensed Intellectual Property other than Exclusive Licensed Intellectual Property. Non-Exclusive Licensed Intellectual Property includes all Research Tools and Biomarkers;

“Oncology Indication” means an Indication in the range [***];

“Parties” means CRT and Teva and “Party” shall mean any of them;

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Patent Costs” means any reasonable costs and expenses incurred in filing, prosecuting, maintaining, defending and enforcing the Licensed Patents, including official filing, prosecution, maintenance and renewal fees, patent attorney, legal and other professional fees and expenses and costs and expenses associated with an opposition or interference action;

“Patent Lead” means an individual employed or otherwise appointed by each Party to review and consider all matters relating to the filing and prosecution of Programme Patents;

“Patents” means any patent applications, patents, author certificates, inventor certificates, utility models, and all foreign counterparts of them and includes all divisionals, renewals, continuations, continuations-in-part, extensions, reissues, substitutions, confirmations, registrations, revalidations and additions of or to them, as well as any Supplementary Protection Certificate, or any like form of protection (including any pediatric, orphan drug or other exclusivity granted by a Competent Authority beyond the expiry of the original patent expiration date);

“Phase I Trial” means a clinical trial in which a Licensed Product is administered to human subjects at multiple dose levels with the primary purpose of determining safety, metabolism, and pharmacokinetic and pharmacodynamic properties of the Licensed Product, and consistent with 21 CFR § 312.21(a);

“Phase II Trial” means a clinical trial of a Licensed Product in human patients, the principal purposes of which are to make a preliminary determination that the Licensed Product is safe for its intended use, to determine its optimal dose, and to obtain sufficient information about the Licensed Product’s efficacy to permit the design of Phase III Trials, and consistent with 21 CFR 312.21(b);

“Phase III Trial” means a human clinical trial of a Licensed Product, which trial is designed: (a) to establish that the Licensed Product is safe and efficacious for its intended use; (b) to define warnings, precautions and adverse reactions that are associated with the Licensed Product in the dosage range to be prescribed; and (c) consistent with 21 CFR § 312.21(c). Any Phase II Trial that is adapted to be a larger scale trial and intended as a pivotal trial for the purpose of obtaining Regulatory Authorisation of a Licensed Product, shall be deemed a Phase III Trial;

“Pre-Clinical Candidate” has the meaning given in the RCOA. For clarity, certain Pre-Clinical Candidates identified prior to the Effective Date have been listed in Schedule 3 Part A which may be updated from time to time in accordance with Clause 7.13;

“Price Approvals” means, in those countries in the Territory where a Competent Authority may approve or determine pricing and/or pricing reimbursement for pharmaceutical products, such approval or determination;

“Programme Intellectual Property” has the meaning given in the RCOA;

“Progress Report” means a detailed written report produced by Teva in respect of: (i) the progress of development of Licensed Products against the current Development Plan; (ii) the progress of any applications for Regulatory Authorisation and (where relevant) Price Approvals; and (iii) the progress of and plans for marketing and sale of Licensed Products;

“Quarter” means any of the three-monthly periods commencing on the first day of any of the months of January, April, July, and October in any year and “Quarterly” has a corresponding meaning;

“Regulatory Authorisations” means all authorisations, approvals, clearances, and licences of a Competent Authority (including an NDA) that may be required in any country of the Territory prior to commercial sale of the relevant Licensed Product in the Field, including any necessary variations thereto, but excluding any Price Approvals;

“Research Tool” has the meaning given in the RCOA. For clarity, certain Research Tools identified prior to the Effective Date have been listed in Schedule 3 Part B;

“Signature Fee” means the non-refundable sum of [***];

“Significant Activity” means any of the following in relation to a Pre-Clinical Candidate or Licensed Product:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***];

(g)	[***]; and

(h)	[***].

Notwithstanding the foregoing, any activities set forth in (a) through (h) above, that normally would be related to an earlier phase of development and/or commercialisation, shall not be considered “Significant Activity” once development of the applicable Pre-Clinical Candidate or Licensed Product has progressed beyond such earlier phase for a particular Indication, as evidenced by the performance of any activity that normally would be considered to be related to any later phase for such Indication, provided always that to the extent that a Party can reasonably demonstrate that activities relating to an earlier phase of development are reasonably necessary, then such activities shall be considered “Significant Activity”;

“Sub-Licensee” means a person to whom a sub-licence is granted in accordance with Clause 2.5 in respect of the whole or any part of the rights granted under this Agreement;

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Sub-Licence Revenue” means any monies or non-monetary consideration (including securities) receivable from time to time by Teva in respect of any sub-licence granted by Teva under this Agreement or in consideration of the grant of the right to acquire such a sub-licence, including option fees, licence issue fees or other up-front payments, annual licence fees, milestone or other lump sum payments which are attributable to the grant of the rights in question or any other sums that Teva may realise from the launch of a Licensed Product (including any prize or other award made by a Competent Authority), but excluding royalties as referred to in Clause 4.5. In the case of non-monetary Sub-Licence Revenue, the value shall be assessed at the date of receipt of the same by Teva, and in the absence of agreement by the Parties, the value shall be determined by the Expert;

“Supplementary Protection Certificate” means a right based on a patent pursuant to which the holder of the right is entitled to exclude third parties from using, making, having made, selling or otherwise disposing or offering to dispose of, importing or keeping the product to which the right relates, such as supplementary protection certificates in Europe, and any similar right anywhere in the world;

“Term” means the term of this Agreement determined in accordance with Clause 13.1;

“Territory” means worldwide;

“Teva Existing Compound” has the meaning given in the RCOA;

“Teva Existing Intellectual Property” has the meaning given in the RCOA;

“Third Party Service Provider” means an entity other than an Affiliate of Teva which provides research and development services to Teva, including contract research organisations, universities and hospitals;

“Tobacco Party” means: (i) any person who develops, sells or manufactures tobacco products; and/ or (ii) any person which makes the majority of its profits from the importation, marketing, sale or disposal of tobacco products. Furthermore, Tobacco Party shall include any person that is Controlled by or under common Control with any of the persons referred to in (i) and/or (ii);

“Valid Claim” means a claim of any Licensed Patent which has not expired, been withdrawn, abandoned or surrendered or been refused, revoked or held invalid in an unappealed or unappealable final decision rendered by a court or other governmental agency of competent jurisdiction in the relevant country or territory; and

“Year” means a calendar year.

1.2	In this Agreement:

1.2.1	unless the context requires otherwise, all references to a particular Clause, paragraph or Schedule shall be references to that clause, paragraph or schedule, in or to this Agreement;

1.2.2	the table of contents and headings are inserted for convenience only and shall be ignored in construing this Agreement;

1.2.3	unless the contrary intention appears, words importing the masculine gender shall include the feminine and vice versa and words in the singular include the plural and vice versa;

1.2.4	unless the contrary intention appears, words denoting persons shall include any individual, partnership, company, corporation, joint venture, trust association, organisation or other entity, in each case whether or not having separate legal personality; and

1.2.5	references to the words “include” or “including” shall be construed without limitation to the generality of the preceding words.

2.	LICENCES AND NON-COMPETE

2.1	Subject to the provisions of this Agreement, CRT hereby grants Teva (and, to the extent it is a co-owner, Teva consents to such grant), a licence under the Licensed Intellectual Property to research, develop, use, keep, make, have made, import, sell and otherwise dispose of Licensed Products in the Field in the Territory for the Term. Such licence shall be exclusive in respect of Exclusive Licensed Intellectual Property and non-exclusive in respect of Non-Exclusive Licensed Intellectual Property.

2.2	CRT agrees not to grant any rights in respect of Biomarkers comprised with the Non-Exclusive Licensed Intellectual Property (“Licensed Biomarkers”) to any third party for use in a country in connection with a product which falls within the scope of one or more Valid Claims of any of the Licensed Patents in that country. For the avoidance of doubt, CRT shall be entitled to grant rights in respect of Licensed Biomarkers to a third party for use in connection with products which do not fall within the scope of one or more Valid Claims of any of the Licensed Patents.

2.3	No licence to use any Patents, Know How or Materials is granted or implied except the rights expressly granted in this Agreement.

2.4	Subject to Clause 2.8, Teva hereby grants CRT (and CRT consents to such grant) a non-exclusive, fully paid up, sub-licensable, perpetual, irrevocable, worldwide, licence to use:

2.4.1	subject to Clause 2.2, the Non-Exclusive Licensed Intellectual Property for all purposes; and

2.4.2	the Exclusive Licensed Intellectual Property (other than Pre-Clinical Candidates) for its internal research purposes.

2.5	Teva shall be entitled to grant sub-licences in respect of the rights granted under this Agreement, provided that, with respect to any sub-licence granted to an entity other than a Third Party Service Provider:

2.5.1	prior to grant it informs CRT in writing of the key terms of any sub-licence proposed to be entered into and the identity of the proposed Sub-Licensee. For the avoidance of doubt, Teva need not obtain CRT’s prior consent to grant any sub-licence hereunder;

2.5.2	any sub-licence granted by Teva shall not permit further sub-licensing;

2.5.3	upon termination of this Agreement for any reason, any sub-licence, at the option of the respective Sub-licensee, shall survive for a period of up to one hundred eighty (180) days, during which time CRT shall negotiate in good faith the terms and conditions of a direct license with Sub-licensee upon financial terms no less favourable to the Sub-licensee, provided that (a) such Sub-licensee is not in breach of its obligations under the sub-license duly granted in conformance with this Clause 2.5 and/or (b) the Sub-licensee is not maintaining any claim against Teva which it may wish to assert against CRT and/or (c) the Sub-licensee is not an Affiliate of Teva;

2.5.4	Teva shall ensure that there are included in the terms of any sub-licence like obligations and undertakings on the part of the Sub-Licensee as are contained in this Agreement (except this Clause 2.5) including Clause 3 (performance), Clause 12 (confidentiality) and Clause 9.1 (indemnity);

2.5.5	within twenty (20) Business Days of the grant of any sub-licence, Teva shall provide CRT with a true copy of such sub-licence at Teva’s expense;

2.5.6	where a sub-licence is granted to an entity other than an Affiliate, it shall be entered into on an arms-length basis; and

2.5.7	no sub-licence shall be granted to a Tobacco Party.

2.6	Any breach of Clauses 2.5.2, 2.5.6 and/or 2.5.7 shall be deemed to be a material breach.

2.7	The grant of any sub-licence shall be without prejudice to Teva’s obligations under this Agreement. Any act or omission of any such Sub-Licensee which, if it were the act or omission of Teva would be a breach of any of the provisions of this Agreement, will be deemed to be a breach of this Agreement by Teva who will be liable to CRT accordingly.

2.8	During the period commencing on the Effective Date and expiring [***] thereafter (the “CRT Exclusivity Period”), CRT shall not through the CRT-DL, whether the CRT-DL acting alone or the CRT-DL acting in conjunction with any third party:

2.8.1	conduct any research with the primary aim of discovering and/or developing inhibitors of aPKC; and/or

2.8.2	develop any compound whose mechanism of action is primarily through the inhibition of aPKC,

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

without the express prior written consent of Teva, which may be withheld or conditioned at Teva’s sole discretion. For the avoidance of doubt, the foregoing prohibition shall not restrict CRT-DL from conducting research (such as kinase or cerep profiling) to assess the activity of compounds against aPKC, but is intended to prevent CRT-DL from optimising or otherwise developing such compounds as inhibitors of aPKC.

2.9	From the expiry of the CRT Exclusivity Period until the expiry or earlier termination of this Agreement, CRT may conduct research within the scope of Clauses 2.8.1 and/or 2.8.2, provided that, to the extent CRT is able, CRT shall: (i) keep Teva reasonably notified of all such research; and (ii) in each instance offer Teva a right of first negotiation with respect to the use and commercial exploitation of any Intellectual Property generated by or on behalf of CRT-DL in connection with such research, provided that any such negotiations shall not exceed a period of [***]. Teva acknowledges that CRT may not be able to notify Teva or offer it a right of first negotiation in relation to programmes of research conducted by CRT-DL in collaboration with or funded by third parties.

3.	PERFORMANCE

3.1	Subject to Clause 3.2, Teva will use Commercially Reasonable Efforts to:

3.1.1	develop one or more Licensed Products suitable for use in human clinical trials;

3.1.2	pursue Regulatory Authorisation and (where applicable) Price Approvals in each of the Major Markets for those Licensed Products in clinical development;

3.1.3	introduce and commercialise each Licensed Product throughout each of the Major Markets;

3.1.4	pursue market penetration throughout each Major Market in which a Licensed Product is commercialised to maximise availability to patients; and

3.1.5	without prejudice to the generality of the foregoing, develop and commercialise in each of the Major Markets at least one Licensed Product with an application in an Oncology Indication.

3.2	The obligations described in Clause 3.1 shall not require Teva to pursue Regulatory Authorisation for or to commercialise a Licensed Product in a particular Major Market where, in Teva’s reasonable judgment, the development or commercialisation of such Licensed Product in respect of that Major Market is commercially unfeasible for Teva due to factors beyond the reasonable control of Teva, including without limitation, where a Competent Authority imposes requirements relating to the manufacture of a Licensed Product which render the development or commercialisation of such Licensed Product commercially

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unfeasible within the relevant Major Market. Teva shall notify CRT promptly of any such factors.

3.3	Teva will make each Licensed Product available in the United Kingdom within [***] of launching such Licensed Product in any other country in the Territory, provided that such period shall be extended to the extent of delays beyond the reasonable control of Teva, including, without limitation, delays caused by Competent Authorities.

3.4	In the event that a Licensed Product is launched or is ready to be launched in the United Kingdom which has received a Regulatory Authorisation in respect of an Oncology Indication, Teva will ensure that such Licensed Product is made available at an Affordable price.

3.5	Teva will comply with the current Development Plan.

3.6	Teva shall:

3.6.1	provide CRT with a Progress Report at least once every six (6) months;

3.6.2	promptly respond to any queries that CRT may have following receipt of a Progress Report;

3.6.3	at CRT’s request, meet with CRT (by teleconference if a face-to-face meeting is not practical) to discuss the content of a particular Progress Report; and

3.6.4	update the Development Plan and provide a copy of the same to CRT at least once every six (6) months. The format of such updated Development Plan shall be consistent with the format of the version annexed at Schedule 5 at the Effective Date, unless agreed otherwise by the Parties.

3.7	If at any time during the course of the development or commercialisation of a Licensed Product, Teva fails to meet one or more of its obligations under Clauses 3.1, 3.3, 3.4 and 3.5 in relation to such Licensed Product for a period of [***] or more, then CRT shall have the right to give written notice to Teva requesting detailed written justification for such failure and Teva shall provide such detailed written justification to CRT within thirty (30) days of the date of CRT’s request and shall take substantive steps to remedy such failure within sixty (60) days of the date of CRT’s request. If Teva fails to provide such justification to CRT within thirty (30) days of the date of CRT’s request and/or take substantive steps to remedy such failure within sixty (60) days of the date of CRT’s request, then, on notice by CRT to Teva (to be given in CRT’s sole discretion), this Agreement will terminate in respect of the relevant Licensed Product. Notwithstanding the foregoing, any dispute between the Parties as to whether a diligence failure has arisen or whether substantive steps have been taken to remedy a diligence failure shall be resolved by the Expert before CRT shall have the right to terminate this Agreement under this Clause 3.7.

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4.	CONSIDERATION

4.1	Teva shall pay the Signature Fee to CRT within thirty (30) days of the Effective Date.

4.2	Teva shall pay the Annual Fee to CRT within forty-five (45) days of receipt from CRT of an invoice for such Annual Fee, provided that CRT will send the invoice for each annual fee no sooner than the date of each anniversary of the Effective Date. Without prejudice to CRT’s right to receive payment of Annual Fees for which its right to invoice Teva has already accrued, Teva’s obligation to pay the Annual Fee will terminate immediately upon the First Commercial Sale of a Licensed Product in the Territory. The Annual Fee shall not be creditable against any other payment due under this Agreement.

4.3	Teva shall pay the following payments (“Milestone Payments”) to CRT upon the first occurrence of each of the following events (“Milestone Events”) in relation to each Licensed Product:

4.3.1	[***];

4.3.2	[***]:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***];

(g)	[***]; and

(h)	[***];

4.3.3	[***]:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***];

(g)	[***]; and

(h)	[***].

A Milestone Event may be triggered by the actions of Teva, its Sub-Licensees or any third party acting on behalf of Teva or its Sub-Licensees (including an Affiliate of either of them). Milestone Events may be triggered by the second and any subsequent Licensed Products in

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respect of an Indication, unless such Milestone Event has already been triggered by a preceding Licensed Product in that Indication. Upon the occurrence of each Milestone Event in respect of an Indication, any Milestone Event listed before it in this Clause 4 which has not occurred shall be deemed to have occurred in relation to that Indication. An NDA may be submitted in respect of the entire European Union (through a Competent Authority such as the European Medicines Agency) or in respect of one or more individual countries within the European Union (through the Competent Authorities of each such country).

4.4	Subject to Clause 4.6, Teva shall pay to CRT:

4.4.1	[***] of Sub-Licence Revenue, where the relevant sub-licence is granted by Teva prior to the [***]; and

4.4.2	[***] of Sub-Licence Revenue, where the relevant Sub-Licence is granted by Teva on or after the [***].

4.5	Teva shall pay royalties to CRT on a Licensed Product by Licensed Product, and country by country basis until the later of:

4.5.1	[***]; or

4.5.2	[***];

at the following royalty rates, which shall apply to the respective tiers of aggregate Net Sales of all Licensed Products achieved across all Indications in a given Year:

(a)	[***]; and

(b)	[***]; and

(c)	[***].

4.6	In the event that any Milestone Event is triggered by a Sub-Licensee, Teva shall pay to CRT the greater of the Milestone Payment due under Clause 4.3 or the payment due in respect of such Milestone Event under Clause 4.4 (if any) but not both.

5.	PAYMENT AND STATEMENT

5.1	All payments due to CRT under this Agreement shall be made in United States Dollars (USD) in cleared funds to the following bank account:

[***],

or such other account as CRT may notify Teva from time to time.

5.2	Teva shall pay to CRT:

5.2.1	the Signature Fee on the date specified in Clause 4.1;

5.2.2	the Annual Fee on the dates specified in Clause 4.2;

5.2.3	the Milestone Payments within forty-five (45) days of the Milestone Event occurring;

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5.2.4	CRT’s share of Sub-Licence Revenue due under Clause 4.4 Quarterly within forty-five (45) days of the end of the Quarter in which the consideration upon which Sub-Licence Revenue is based is invoiced by Teva;

5.2.5	the royalties due pursuant to Clause 4.5 Quarterly within forty-five (45) days of the end of each Quarter in which the relevant Net Sales is invoiced by Teva or received from an Affiliate or Sub-Licensee; and

5.2.6	Patent Costs as specified in Clause 7.1.

5.3	Royalty True-Up:

5.3.1	Within one hundred eighty (180) days after the end of each calendar year during the term in which Licensed Products are sold, Teva shall perform a “true-up” reconciliation (and shall provide CRT with a written report of such reconciliation) of the deductions outlined in subsections a) (to the extent that the standard US discount is not applied for any reason), b), c), d), e), and h) in the definition of “Net Sales.” The reconciliation shall be based on actual cash paid or credits issued, plus an estimate for any remaining liabilities incurred related to the Licensed Product, but not yet paid. If the foregoing reconciliation report shows an underpayment by Teva, Teva shall pay the amount of the underpayment to CRT within thirty (30) days after the date of delivery of such report. If the foregoing reconciliation report shows an overpayment by Teva, Teva shall be entitled to deduct such overpayment from the next Quarter’s payment due to CRT pursuant to Clause 5.2.; and

5.3.2	Upon termination or expiration of this Agreement, CRT shall ensure availability of funds equal to the amounts of the last two Quarterly Royalty Payments for purposes of serving as a reserve for the true-up of final Royalty Payment accounts with Teva for the purpose of this Clause 5.3.2. Within:

(a)

thirteen (13) months after the termination or expiration of this Agreement, Teva shall perform an interim “true-up” reconciliation of (and shall provide CRT with a written report of such reconciliation) of the deductions outlined in subsections a) (to the extent that the standard US discount is not applied for any reason), b), c), d), e), and h) in the definition of “Net Sales.” The reconciliation shall be based on actual cash paid or credits issued, plus an estimate for any remaining liabilities incurred related to the Licensed Product, but not yet paid. If the foregoing reconciliation report shows an underpayment by Teva, Teva shall pay the amount of the underpayment to CRT within thirty (30) days after the date of delivery of such report. If the foregoing reconciliation report shows an overpayment by Teva, CRT shall pay back to Teva the amount of the overpayment, not to exceed the aggregate amount of the last two Quarterly Royalty payments received by CRT. CRT’s obligation to retain the reserve shall be adjusted accordingly.

(b)	twenty-five months after the termination or expiration of this Agreement, Teva shall perform a “final true-up” reconciliation (and shall provide CRT with a written report of such reconciliation) of the items comprising deductions from Net Sales for returns as outlined in subsection d) in the definition of Net Sales. The reconciliation shall be based on actual cash paid or credits issued for returns through the twenty-four (24) month period following the termination or expiration of this Agreement. If the foregoing reconciliation report shows an underpayment by Teva, Teva shall pay the amount of the underpayment to CRT within ninety (90) days after the date of delivery of such report. If the foregoing reconciliation report shows an overpayment by Teva, CRT shall pay back to Teva the amount of the overpayment within ninety (90) days after the date of delivery of such report provided always that CRT shall not, whether under this Clause 5.3.2(b) alone or through the combined effect of Clauses 5.3.2(a) and 5.3.2(b), be expected to repay more than the aggregate amount of the last two Quarterly Royalty payments received by CRT. For the avoidance of doubt Clause 5.3.1 shall still apply.

5.4	Where Licensed Products are sold or Sub-Licence Revenue is received by Teva in a currency other than United States Dollars (USD), the rate of exchange to be used for converting such other currency into United States Dollars (USD) shall be the relevant mid-spot rate quoted by Oanda.com on the last Business Day of the Quarter to which they relate.

5.5	All costs of transmission or currency conversion shall be borne by Teva.

5.6	All payments to CRT under this Agreement are expressed to be exclusive of value added tax howsoever arising, and Teva shall pay to CRT in addition to those payments or, if earlier, on receipt of a tax invoice or invoices from CRT, all value added tax for which CRT is liable to account in relation to any supply made or deemed to be made for value added tax purposes pursuant to this Agreement.

5.7	All sums payable under this Agreement shall be paid without deduction or deferment in respect of any taxes except any tax which Teva is required by law to deduct or withhold. If Teva is required by law to make any such tax deduction or withholding, Teva shall give reasonable assistance to CRT to claim exemption from or (if that is not possible) a credit for the deduction or withholding under any applicable double taxation or similar agreement from time to time in force, and shall promptly give CRT proper evidence as to the deduction or withholding and payment over of the tax deducted or withheld.

5.8	Where CRT does not receive payment of any sums due to it by the due date, interest shall accrue both before and after any judgement on the sum due and owing to CRT at the rate equivalent to an annual rate of [***] over the then current base rate of Natwest Bank Plc, calculated on a daily basis, until the full amount is paid to CRT, without prejudice to CRT’s right to receive payment on the due date.

5.9	Within forty-five (45) days after the end of each Quarter following the First Commercial Sale, Teva shall send to CRT a written statement detailing in respect of that Quarter (including a nil report if appropriate):

5.9.1	any Milestone Payments which became due to CRT;

5.9.2	for each sub-licence, details of each item of Sub-Licence Revenue received by Teva during that Quarter and the Sub-Licence Revenue payable to CRT thereon;

5.9.3	the quantity of each type of Licensed Product sold or otherwise disposed of by Teva or any Sub-Licensees in each country in the Territory;

5.9.4	the Net Sales in respect of each such type of Licensed Product in each country of the Territory;

5.9.5	the aggregate Net Sales in respect of that Quarter for Licensed Product;

5.9.6	the type and value of deductions made in the calculation of Net Sales by type of Licensed Product and country;

5.9.7	any currency conversions, showing the rates used;

5.9.8	any further information necessary for the calculation of Sub-Licence Revenue and Net Sales of Licensed Products and/or the royalties due to CRT; and

5.9.9	the amount of the royalties due to CRT in respect of that Quarter.

5.10	At CRT’s request, and within forty-five (45) days after CRT’s receipt of a written statement pursuant to Clause 5.9, Teva shall make itself available to meet via teleconference with CRT to discuss the content of such written statement.

5.11	Teva shall notify CRT of the occurrence of any Milestone Event within thirty (30) days of the same, save where it is triggered by a Sub-Licensee, in which case such thirty (30) day period shall commence upon Teva becoming aware of the occurrence of the relevant Milestone Event.

6.	ACCOUNTS

6.1	Teva shall

keep and notwithstanding termination of this Agreement, maintain and shall procure that each Sub-Licensee keeps and maintains, for at least three (3) years, true and accurate accounts and records

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(including any underlying documents supporting such accounts and records) in sufficient detail to enable the amount of all sums payable under this Agreement to be determined;

6.2	CRT shall have the right from time to time (but not more often than once in each Year) and, subject to Clause 6.3, at its own expense to have a reputable firm of independent accountants (provided that such accounting firm shall not be retained or compensated on a contingency basis) review Teva’s records and accounts that are maintained pursuant to Clause 6.1, upon reasonable notice and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments made under this Agreement, provided that the audit may extend to records for only the three (3) most recently completed Years and audits may be conducted no more than once during a Year. Such accountants shall sign a confidentiality agreement in form and substance reasonably satisfactory to Teva, and shall not disclose to CRT or any Third Party any information reasonably labelled by Teva as being confidential customer information regarding pricing or other competitively sensitive proprietary information except (in the case of disclosures to CRT) as reasonably necessary to present the results of the audit. CRT shall provide Teva with a copy of the report or other summary of findings prepared by such accountants promptly following its receipt of same.

6.3	If the review of such records reveals that additional payments were owed by Teva during such period then Teva shall promptly pay to CRT any resulting amounts due under this Clause 6.3, together with interest calculated in the manner provided in Clause 5.8. In the event the review of such records reveals that Teva overpaid the actual payments required by this Agreement during such period, Teva shall be permitted to deduct such overpayment from future payments required by this Agreement. If any amounts due under this Clause 6.3 as a result of such audit are greater than seven percent (5%) of the amounts actually due for a Year, Teva shall pay the reasonable costs of such audit. If Teva, in good faith, disputes any conclusion of the accounting firm under this Clause 6, including that Teva owes additional amounts, then Teva shall inform CRT by written notice within thirty (30) days of receipt of a copy of the audit in question, specifying in detail such dispute. The Parties shall promptly thereafter meet and negotiate in good faith a resolution to such dispute. In the event that the Parties are unable to resolve such dispute within thirty (30) days after notice by Teva, either Party may refer the matter to be resolved by the Expert.

7.	INTELLECTUAL PROPERTY PROTECTION, PROCEEDINGS AND COSTS

7.1	Teva shall reimburse CRT in respect of any Patent Costs incurred up to and including the Effective Date within sixty (60) days of Teva’s receipt from CRT of all documentary evidence of such Patent Costs. All Patent Costs incurred after the Effective Date shall be met solely by Teva.

7.2	The ownership of the Licensed Patents shall (as between the Parties) at all times remain vested jointly in CRT and Teva.

7.3	Subject to Clauses 7.4, 7.5 and 7.6, Teva shall be responsible for filing, prosecuting and maintaining the Licensed Patents in CRT’s and Teva’s joint names with the aim of maximising the duration and scope thereof.

7.4	Teva’s Patent Lead shall discuss the filing strategy for the Licensed Patents with CRT’s Patent Lead and shall take into consideration all comments received from CRT’s Patent Lead in respect thereof. If Teva elects not to file a patent application claiming a Pre-Clinical Candidate, Teva’s Patent Lead shall promptly notify CRT’s Patent Lead of such decision and CRT shall have the right (but not the obligation) to file such an application. If CRT elects to exercise such right by notice in writing to Teva, Teva’s shall promptly assign its interest in the relevant Pre-Clinical Candidate to CRT’s sole ownership and CRT shall thereafter be solely responsible for the expense of filing, prosecuting and maintaining the corresponding Patent, which, shall be excluded from the definition of Licensed Patents and the licence granted under Clause 2.1.

7.5	Teva shall keep CRT reasonably informed in writing as to the prosecution status of the Licensed Patents and shall promptly provide CRT with a copy of all submissions made to or responses received from the relevant patent offices and all correspondence to and responses received from the relevant patent agent in relation to the Licensed Patents in each applicable country of the Territory. Teva shall notify CRT at least one (1) month prior to any restriction of scope of any of the Licensed Patents.

7.6	If Teva elects not to prosecute and/or maintain any part of the Licensed Patents, Teva shall notify CRT in writing at least three (3) months prior to the expiration of any applicable time bars. During the aforementioned three (3) months’ notice period, Teva shall retain the responsibility for the prosecution and maintenance of the Licensed Patents in question. On the expiry of such notice period:

7.6.1	the licence granted pursuant to Clause 2.1 shall terminate in respect of the Licensed Patents identified in such notice; and

7.6.2	Teva shall, at CRT’s request, promptly assign its right, title and interest in such Licensed Patents to CRT’s sole ownership;

7.6.3	Teva shall, at CRT’s request, promptly transfer to CRT (or any person nominated by CRT) any and all documents and information in Teva’s control relating to such Licensed Patents; and

7.6.4	CRT shall be free to prosecute or abandon such Licensed Patents at its sole discretion and to grant rights thereunder to any third party without further reference to Teva.

Following Teva’s consultation with CRT, CRT shall consider Teva’s proposal to allow a Licensed Patent to lapse and/or to abandon prosecution of a Patent application in good faith where Teva believes it to be strategically justified in order to successfully commercialize Licensed Products but the final decision on whether to allow a Licensed Patent to lapse or to abandon prosecution of a Patent application will rest solely with CRT. Where CRT agrees to allow a Licensed Patent to lapse and/or to abandon prosecution of a Patent application, such Licensed Patents or Patent applications are excluded from the provisions of this Clause 7.6.

7.7	Teva will notify CRT in writing as soon as it becomes aware that any claim is made or threatened against Teva, a Sub-Licensee or an Affiliate of either of them by any third party that the exercise by Teva, a Sub-Licensee or an Affiliate of either of them, of the rights granted pursuant to this Agreement infringe any patent or other rights of any third party.

7.8	In the event of the circumstances described in Clause 7.7 arising, Teva shall take such steps as may be necessary in order to terminate such infringement or otherwise to remedy the position, including by obtaining a license from such Third Party or prosecuting a case or defense of invalidity and/or non-infringement of, or priority over, such Third Party patent or other rights.

7.9	Each Party will notify the other Party in writing as soon as it becomes aware of any infringement or suspected infringement by a third party of any of the Licensed Patents or any unauthorised use of the Licensed Know How or the Licensed Materials.

7.10	Provided Teva has a licence under this Agreement in relation to the relevant Licensed Patent and country in the Territory (and where local law permits), within such country Teva may:

7.10.1	at its own cost bring proceedings in its own name or, if required by law, jointly with CRT, for infringement of the Licensed Patents in the Field; and

7.10.2	in any such proceedings settle any claim for infringement of the Licensed Patents in the Field, provided that any proposed settlement which may materially adversely affect the Licensed Patents shall be subject to the consent of CRT (which shall not be unreasonably withheld or delayed).

Any damages, profits, and awards of whatever nature recovered by Teva for such infringement shall be treated as Net Sales subject to a deduction for Teva’s reasonable legal expenses insofar as these are not recovered from a third party. In any such proceedings, CRT shall, at Teva’s cost, promptly provide Teva with all documents and assistance as Teva may reasonably require. Teva shall promptly provide CRT with notice of such proceedings and keep CRT informed of progress and promptly provide CRT with such information as CRT may require including copies of all documents filed at court in the proceedings. If CRT is joined to proceedings pursuant to Clause 7.10.1 or otherwise, Teva shall indemnify and hold harmless CRT from and against any and all claims, demands, losses, causes of action, damages and expenses (including without limitation, legal fees) arising from or in connection with such proceedings.

7.11	If Teva does not exercise its right to bring proceedings pursuant to Clause 7.10 within sixty (60) days of the written notification pursuant to Clause 7.9 then CRT shall be entitled, but not obliged to bring such proceedings at its own cost. If necessary, (including to recover damages), Teva shall join in such proceedings. CRT shall be entitled to all monies recovered in such proceedings. In any such proceedings Teva shall promptly provide CRT with all documents and assistance as CRT may reasonably require and CRT shall promptly provide Teva with notice of such proceedings. CRT shall keep Teva informed of progress and promptly provide Teva with notice of such proceedings and keep Teva informed of progress and promptly provide Teva with such information as Teva may reasonably require including copies of all documents filed at court in the proceedings.

7.12	The Parties shall, at the request of either of them and at the expense of the requesting Party but for no further consideration, enter into such confirmatory patent licences relating to the Licensed Patents, substantially in the form set out in Schedule 4, as may be necessary or desirable in accordance with the relevant law and practice in each country in the Territory for registration at the relevant patent offices so that this Agreement need not be registered or recorded unless the Parties are required to do so by law. If there shall be any inconsistencies between the terms of any such confirmatory patent licence and the provisions of this Agreement, this Agreement shall prevail.

7.13	The Parties shall promptly update Schedule 3 Part A to include any Pre-Clinical Candidates identified on or after the Effective Date.

8.	WARRANTY

8.1	CRT warrants to Teva that:

8.1.1	it has the legal capacity to enter into this Agreement; and

8.1.2	at the Effective Date, it owns the Licensed Intellectual Property (whether solely or jointly with Teva) and that it has not granted any conflicting rights to third parties.

8.2	Teva warrants to CRT that:

8.2.1	it has the legal capacity to enter into this Agreement; and

8.2.2	at the Effective Date, it owns the Programme Intellectual Property jointly with CRT and that it has not granted any rights in respect thereof to third parties.

8.3	Each Party acknowledges that, in entering into this Agreement, it does not do so in reliance on any warranty or other provision except as expressly provided in this Agreement, and all conditions, warranties, terms and undertakings implied by statute, common law or otherwise are excluded from this Agreement to the fullest extent permissible by law.

8.4	Without limiting the scope of Clause 8.3, save as expressly set out at Clause 8.1, CRT does not give any warranty, representation or undertaking in relation to the Licensed Intellectual Property, including any warranty, representation or undertaking:

8.4.1	as to the efficacy, usefulness, completeness or accuracy of the Licensed Intellectual Property; or

8.4.2	that any of the Licensed Patents is or will be valid or subsisting or that any of the applications within the Licensed Patents will proceed to grant; or

8.4.3	that the use of any invention claimed in a Licensed Patent or the exercise of any rights granted under this Agreement will not infringe the intellectual property or other rights of any other person.

9.	INDEMNITY

9.1	Teva shall indemnify, defend and hold harmless CRT and the Charity and their respective officers, employees and agents (the “Indemnified Parties”) from and against any and all third party claims, demands, losses, damages, costs and expenses (collectively “Losses”) (including, without limitation, reasonable legal fees) arising from or in connection with the exercise by Teva or a Sub-Licensee of the rights granted in Clause 2.1 or the negligence or willful misconduct of Teva, a Sub-Licensee or an Affiliate of either of them in relation to a Licensed Product; except, in each case, to the extent the Losses are caused by the breach of this Agreement by, or the negligence or willful misconduct of, CRT, an Indemnified Party or any other party acting on behalf of CRT.

9.2	Promptly after receipt by CRT of any claim or alleged claim or notice of the commencement of any action, administrative or legal proceeding, or investigation to which the indemnity provided for in this Clause 9 may apply, CRT shall give written notice to Teva of such fact and Teva shall have the option to assume the defence thereof by election in writing within thirty (30) days of receipt of CRT’s notice. If Teva fails to make such election, the Indemnified Party may assume such defence and Teva will be liable for the legal and other expenses consequently incurred in connection with such defence. The Parties will co-operate in good faith in the conduct of any defence, will provide such reasonable assistance as may be required to enable any claim to be defended properly and the Party with conduct of the action shall promptly provide to the other Party copies of all correspondence and documents and notice in writing of the substance of all oral communications relating to such action.

9.3	Should Teva assume conduct of the defence:

9.3.1	the Indemnified Party may retain separate legal advisers, at its sole cost and expense; and

9.3.2	Teva will not, except with the written consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement that adversely affects the Indemnified Party; and

9.3.3	CRT shall not admit liability in respect of, or compromise or settle any such action without the prior written consent of Teva, such consent not to be unreasonably withheld, conditioned or delayed; and

9.3.4	Teva shall not be responsible for or bound by any settlement made by CRT in breach of Clause 9.3.3.

10.	INSURANCE

Teva shall maintain, at its own cost, comprehensive product liability insurance and general commercial liability insurance either through a reputable insurance company or, at Teva’s sole discretion, through self-insurance. At CRT’s request, Teva shall provide CRT with a certificate evidencing such coverage. Such insurance shall be maintained for not less than six (6) years following the expiration or termination of this Agreement for any reason or if such coverage is of the “claims made” type, for ten (10) years following the expiration or termination of this Agreement for any reason.

11.	LIMITATION OF LIABILITY

11.1	Subject to Clause 11.2, neither Party nor the Charity, nor their respective directors, officers, employees and agents shall have any liability under or in connection with this Agreement whether under statute or in tort (including but not limited to negligence), contract or otherwise in respect of: (i) any consequential or indirect loss; and/or (ii) any loss of goodwill, opportunity, profit or contract, in either case even if advised in advance of the possibility of such losses.

11.2	Nothing in this Agreement shall be construed as excluding or limiting the liability of either Party or the Charity or any of their respective officers, employees and agents for any liability which cannot be limited or excluded by law.

12.	CONFIDENTIALITY

12.1	Each Party (the “Receiving Party”) undertakes with the other Party (the “Disclosing Party”) that it shall keep, and it shall procure that its and its Affiliates’ respective directors, officers, employees and agents (collectively, “Representatives”) shall keep, secret and confidential all Confidential Information of the Disclosing Party and shall not publish or disclose the same or any part of the same to any person whatsoever other than:

12.1.1	in the case of Teva to Sub-Licensees subject to compliance with Clause 2.5.4 and as necessary in communications with regulatory authorities in the Territory relating to the Licensed Products;

12.1.2	in the case of each Party, to its Representatives directly or indirectly concerned in the exercise of the rights granted under this Agreement; and

12.1.3	in the case of CRT, to independent reviewers nominated by CRT or the Charity for the purpose of monitoring and reviewing work funded by the Charity and/or providing scientific advice (including any members of CRT’s Scientific Advisory Board from time to time) (collectively “CRT Reviewers”).

12.2	Each Party warrants that each of its Representatives to whom any Confidential Information is disclosed shall previously have been informed of the confidential nature of the Confidential Information and shall have agreed to be bound by a legal obligation no less restrictive than that set forth in this Agreement. The Receiving Party shall ensure that the Confidential Information provided by the Disclosing Party shall not be used or disclosed by such Representatives except as permitted by this Agreement. The Receiving Party shall stand responsible for any breach by its Representatives of the confidentiality provisions set forth in this Agreement.

12.3	CRT shall provide Teva, upon reasonable notice, the opportunity to review and comment on any Confidential Information proposed to be disclosed to CRT Reviewers and shall give due consideration to any comments received from Teva. CRT recognises the need to protect the chemical structures of Programme Compounds (other than Research Tools). Prior to disclosing the chemical structure of any lead series of Programme Compounds, CRT shall, where practicable, limit the content of materials disclosed to CRT Reviewers to (in the following order of priority): (i) the chemical structures of a deprioritised series; (ii) the profiles of the lead series; (iii) generic chemical structures of the lead series, that in each case demonstrate the desired mechanism of action and chemical scope. Notwithstanding the foregoing, CRT shall be permitted to disclose to any CRT Reviewers such Confidential Information as it may determine in its reasonable discretion to disclose after providing prior written notice thereof to Teva. CRT shall ensure that any such disclosure to CRT Reviewers is made in confidence (whether under the terms of an appropriate confidential disclosure agreement with the CRT, the Charity or otherwise). CRT shall stand responsible for any breach by the CRT Reviewers of the confidentiality provisions set forth in this Agreement.

12.4	The provisions of Clauses 12.1, 12.2 and 12.3 shall not apply to Confidential Information which:

12.4.1	the Receiving Party can demonstrate by reference to written records to have been in its possession (other than under an obligation of confidence to the Disclosing Party or to a third party) at the date of receipt;

12.4.2	enters the public domain otherwise than through a breach of any obligation of confidentiality owed to the Disclosing Party; or

12.4.3	the Receiving Party can prove it has independently developed without direct or indirect access to any of the Disclosing Party’s Confidential Information.

12.5	The Receiving Party may disclose Confidential Information to the extent that such disclosure is:

12.5.1	necessarily required of the Receiving Party by order of a Competent Authority or otherwise by applicable law; provided, that the Receiving Party shall, to the extent practicable, first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to quash any such order or obtain a protective order requiring that the Confidential Information subject of such order be held in confidence by such Competent Authority or, if disclosed, be used only for the purpose for which the order was issued; and provided further that if such order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such order shall be limited to that information that is legally required to be disclosed in response to such order;

12.5.2	made by the Receiving Party to a patent authority as may be necessary or useful for purposes of obtaining or enforcing a Licensed Patent (consistent with the terms and conditions of Clause 7), provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available; or

12.5.3	required with regard to the disclosure requirements of the U.S. Securities and Exchange Commission or the national securities exchange or other stock market or of a related regulatory body on which the Receiving Party’s securities are or are proposed to be traded, provided it has used reasonable endeavours in the time available to provide notice to the Disclosing Party of the terms of any such disclosure beforehand.

12.6	Insofar as the Receiving Party believes that any of the provisions of Clause 12.4.1, 12.4.2 or 12.4.3 apply to Confidential Information, it shall notify the Disclosing Party at the earliest opportunity.

12.7	Without prejudice and subject to clause 4 of the RCOA, all Confidential Information disclosed by the Disclosing Party shall remain the property of the Disclosing Party.

12.8	The Receiving Party agrees that the disclosure of the Disclosing Party’s Confidential Information without the express written consent of the Disclosing Party may cause irreparable harm to the Disclosing Party, and that any breach or threatened breach of this Agreement by the Receiving Party may entitle the Disclosing Party to injunctive relief, in addition to any other legal remedies available to it, in any court of competent jurisdiction.

12.9	The provisions of this Clause 12 shall remain in force for a period of ten (10) years from the expiry or termination of this Agreement.

13.	TERM AND TERMINATION

13.1	This Agreement will become effective on the Effective Date. Subject to the provisions of this Clause 13 it will remain effective in each country of the Territory until expiry of the obligation upon Teva to pay royalties in relation to that country pursuant to this Agreement, at which time Teva shall have an irrevocable, perpetual, fully paid-up license under the Licensed Intellectual Property with respect to that country.

13.2	Without prejudice to any other rights of the Parties, but subject to the requirements of Clause 3.7 with respect to a failure by Teva to meet its obligations under Clauses 3, this Agreement may be terminated by notice in writing:

13.2.1	by either Party forthwith if the other Party shall be in material breach of any of its obligations under this Agreement and in the case of a remediable breach fails to remedy the breach within sixty (60) days of written notice containing full particulars of the breach and requiring it to be remedied in the absence of an extension of such period agreed to by the non-breaching Party; or

13.2.2	by CRT forthwith if a voluntary arrangement is proposed or approved or an administration order is made, or a receiver or administrative receiver is appointed of any of Teva’s assets or undertakings or a winding-up resolution or petition is passed (otherwise than for the purpose of solvent reconstruction or amalgamation) or if any circumstances arise which entitle a court or a creditor to appoint a receiver, administrative receiver or administrator or make a winding-up order or similar or equivalent action is taken against or by Teva by reason of its insolvency or in consequence of debt or if it appears in the reasonable opinion of CRT that Teva has ceased, or is likely to cease, trading; or

13.2.3	by CRT forthwith in the event of a change of Control of Teva where the new Controlling party is a Tobacco Party; or

13.2.4	in accordance with Clause 3.7.

13.2.5

All rights and licenses granted under or pursuant to this Agreement by the Parties are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against any Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under clause (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

14.	EFFECTS OF TERMINATION

14.1	Upon the termination of this Agreement by CRT pursuant to Clause 13:

14.1.1	payment of royalties and all other sums due to CRT as of the date of termination shall become payable to CRT immediately upon notice of termination of this Agreement;

14.1.2	Teva shall, within forty-five (45) days of end of the Quarter in which notice of termination of this Agreement provide CRT with a written statement detailing, in respect of the time elapsed since the last report under Clause 5.8, the matters set out in Clause 5.8;

14.1.3	Teva shall consent to the revocation of any confirmatory patent licence relating to the Licensed Patents granted pursuant to Clause 7.12 and the cancellation of the registration of any such licence in any register;

14.1.4	the licences granted to Teva pursuant to Clause 2 shall terminate forthwith and Teva shall (and shall procure that its Sub-Licensees and Affiliates shall) immediately cease to exploit the Licensed Intellectual Property in any way, either directly or indirectly;

14.1.5	Teva shall, at the request and option of CRT, return or destroy the Licensed Know How and the Licensed Materials; and

14.1.6	in the event that CRT desires to proceed with the development and/or exploitation of any Licensed Product:

(a)	Teva hereby assigns its right, title and interest in Programme Intellectual Property to CRT’s sole ownership;

(b)

Teva hereby grants CRT an exclusive, worldwide, perpetual, irrevocable, sub-licensable, licence under its right, title and interest in Teva Existing Intellectual Property for the purposes of: (i) developing and exploiting the Licensed Intellectual Property; and (ii) developing and exploiting the Teva Existing Compounds solely as aPKC inhibitors. For the avoidance of doubt, Teva shall retain the right to develop compounds based upon the Teva

Existing Compounds provided that the mechanism of action of such compounds is not primarily through the inhibition of aPKC;

(c)	Teva hereby grants to CRT an exclusive, perpetual, irrevocable, sub-licensable, worldwide licence to any Arising Intellectual Property that specifically relates to Licensed Products and is necessary for CRT or its licensee to be able to research, develop, make, have made, market, use and sell such Licensed Products (“Exclusive Arising Intellectual Property”). For the avoidance of doubt, Teva shall retain the right to use, sub-license the rights to, and otherwise exploit for commercial purposes, any Arising Intellectual Property not specifically related to the Licensed Products;

(d)	Teva hereby grants to CRT a non-exclusive, perpetual, irrevocable, sub-licensable, worldwide licence to any Arising Intellectual Property other than Exclusive Arising Intellectual Property that is necessary for CRT or its licensees to be able to research, develop, make, have made, market, use and sell Licensed Products;

(e)	CRT shall be solely responsible for the prosecution and maintenance of all Patents comprised within the Licensed Intellectual Property and Exclusive Arising Intellectual Property (at CRT’s sole expense and CRT shall be entitled to treat all such expenses as Expenses);

(f)	Teva shall, at CRT’s request, transfer to CRT (or its nominee) as soon as practicable, and in any event within three (3) months of the date of termination of this Agreement, any Regulatory Authorisations, Price Approvals and other permits and applications relating to Licensed Products;

(g)	Teva shall as soon as practicable transfer to CRT (or CRT’s nominee) any documents and information within Teva’s control relating to the filing and prosecution of any Licensed Patents and Patents comprised in Arising Intellectual Property;

(h)	Teva shall be entitled to receive a share of any Net Revenue. Such share shall be determined having regard to the development stage which Teva (or its Sub-Licensee) has reached at the date of termination in respect of the Licensed Product, as follows:

(i)	[***];

(ii)	[***]; and

(iii)	[***]; and

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(i)	With respect to the rights and obligations of the Parties under Clause 14.1.6 (h), the payment terms and record-keeping requirements of Clause 5 and Clause 6 shall apply, except that the references therein to “Teva” shall refer instead to “CRT,” and the references therein to “CRT” shall refer instead to “Teva”.

14.2	Upon the termination of this Agreement by Teva pursuant to Clause 13.2.1:

14.2.1	CRT shall consent to the revocation of any confirmatory patent licence relating to the Licensed Patents granted pursuant to Clause 7.12 and the cancellation of the registration of any such licence in any register;

14.2.2	CRT shall promptly transfer to Teva (or any person nominated by Teva) any and all documents and information in CRT’s control or possession relating to the Licensed Patents (save for any Licensed Patents abandoned by Teva pursuant to Clause 7.6) and Teva may assume or continue sole responsibility for the prosecution and maintenance of the same;

14.2.3	the licences granted to CRT pursuant to Clause 2.4 shall terminate forthwith and CRT shall immediately cease to exploit the Licensed Intellectual Property (other than Research Tools) in any way, either directly or indirectly, save that any licences or sub-licences granted by CRT prior to the date of termination of this Agreement shall remain in full force and effect in accordance with their respective terms.

14.2.4	Teva shall, upon request, make the Non-Exclusive Intellectual Property available on a non-exclusive basis to third parties on reasonable terms, which it shall negotiate in good faith;

14.2.5	CRT shall, at the request and option of Teva and subject to Clause 14.2.3, return or destroy the Licensed Know How and the Licensed Materials; and

14.2.6

unless and until otherwise agreed by the Parties in accordance with this Clause 14.2.6, the licences granted to Teva pursuant to Clause 2 shall be immediately deemed to be sub-licensable, perpetual and irrevocable, and, after the date of the termination of this Agreement, all payments due or owing to CRT hereunder (whether as a result of sales of a Licensed Product by Teva or a Sub-Licensee or Affiliate thereof or otherwise) shall be suspended until such time as revised payments are agreed in accordance with the remainder of this Clause. Promptly following the date of termination of this Agreement the Parties shall negotiate in good faith the amount of royalty and other payments that are to be paid to CRT by Teva with effect from the date of termination of this Agreement, taking into consideration the payments agreed under Clause 4 and the circumstances which gave rise to termination; and provided further, that in the event such negotiation does not result in a mutually acceptable agreement within one hundred twenty (120) days from the date of termination, either Party may demand that any unresolved issues be determined by the Expert in accordance with Clause 25. The provisions of Clauses 5 and 6 shall survive termination (varied solely to the extent explicitly agreed by the Parties or as determined by the Expert pursuant to this Clause 14.2.6).

14.3	Upon the termination of this Agreement solely in respect of particular Licensed Product, the provisions of Clauses 14.1 and 14.2 shall apply, but only in respect of the relevant Licensed Product.

14.4	The termination of this Agreement howsoever arising will be without prejudice to the rights and duties of either Party accrued prior to termination. The following Clauses will continue to be enforceable notwithstanding termination: Clauses 1, 2.3, 2.4.1, 6, 9, 10, 11, 12, 14 and 17 to 28 inclusive.

15.	FORCE MAJEURE

15.1	If a Party is unable to carry out any of its obligations under this Agreement due to Force Majeure (the “Non-Performing Party”) this Agreement shall remain in effect but the Non-Performing Party’s relevant obligations under this agreement and the relevant obligations of the other Party (“the Innocent Party”) under this Agreement shall be suspended for the duration of the circumstance of Force Majeure provided that:

15.1.1	the suspension of performance is of no greater scope than is required by the Force Majeure;

15.1.2	the Non-Performing Party gives the Innocent Party prompt notice describing the circumstance of Force Majeure, including the nature of the occurrence and its expected duration, and continues to furnish regular reports during the period of Force Majeure;

15.1.3	the Non-Performing Party uses all reasonable efforts to remedy its inability to perform and to mitigate the effects of the circumstance of Force Majeure; and

15.1.4	as soon as practicable after the event which constitutes Force Majeure the Parties shall discuss how best to continue their operations as far as possible in accordance with this Agreement.

15.2	If Force Majeure continues for three (3) months or more, the Innocent Party may give twenty (20) Business Days written notice to terminate this Agreement to the Non-Performing Party and termination shall occur if the Force Majeure is continuing at the end of that twenty (20) Business Day notice period.

16.	ASSIGNMENT AND SUB-CONTRACTING

16.1	This Agreement shall be binding upon and inure to the benefit of the Parties, their successors and assigns. This Agreement shall be assignable:

16.1.1	by either Party with the written consent of the other; or

16.1.2	by either Party without the consent of the other Party, to any successor to all or substantially all the assets of its business to which this Agreement relates provided that it is not a Tobacco Party; or

16.1.3	by Teva to any Affiliate (provided the same is not a Tobacco Party) without the prior written consent of CRT provided that Teva shall remain liable to CRT for performance of its obligations hereunder unless and until the Parties choose to enter into a novation agreement that provides otherwise, and any attempted assignment that is not in accordance with this Clause 16.1 will be null and void and of no effect.

16.2	The benefit of this Agreement (but, for the avoidance of doubt, not the burden) shall be assignable by CRT in connection with a transaction with an assignee concerning CRT’s income arising under this Agreement; provided, that in no event shall Teva be requested or required to remit payment to any party other than CRT.

16.3	Teva may not sub-contract its obligations under this Agreement to any third party other than an Affiliate of Teva or a Third Party Service Provider. Teva shall ensure that an appropriate written agreement is put in place with each Third Party Service Provider. Any act or omission of an Affiliate or Third Party Service Provider of Teva which, if it were the act or omission of Teva would be a breach of any of the provisions of this Agreement, will be deemed to be a breach of this Agreement by Teva who will be liable to CRT accordingly.

17.	NOTICES

All notices shall be in writing and sent by hand, facsimile, or airmail and shall be deemed to be properly served (i) if sent by hand, when delivered at the relevant address; (ii) if sent by airmail, ten (10) Business Days after posting; (iii) if sent by facsimile, when transmitted, provided a confirmatory copy is sent by post within twenty four (24) hours of transmission, and shall be sent to the following addresses or facsimile numbers as may be amended by the relevant Party in writing:

Teva:	Teva Branded Pharmaceutical Products R&D, Inc.
41 Moores Road
Frazer, PA 19355
U.S.A.

For the attention of:	Chief Scientific Officer

With a copy to:	Teva Pharmaceuticals
425 Privet Road
Horsham, PA 19044

U.S.A.
Facsimile	+1 610 293 6404

For the attention of:	General Counsel

CRT:	Cancer Research Technology Limited
Angel Building
407 St John Street
LONDON EC1V 4AD
United Kingdom
Facsimile	+44 20 3469 6301

For the attention of:	Chief Executive Officer

18.	VARIATION

No variation, modification, amendment, extension or release from any provision hereof shall be effective unless it is in writing, signed by both Parties.

19.	ENTIRE AGREEMENT

19.1	Each Party confirms that this Agreement, including any and all Schedules, represents the entire understanding, and constitutes the whole agreement, in relation to its subject matter and supersedes any previous agreement between the Parties with respect thereto.

19.2	Each Party confirms that:

19.2.1	in entering into this Agreement it has not relied on any representation or warranty or undertaking which is not contained in this Agreement; and

19.2.2	in any event, without prejudice to any liability for fraudulent misrepresentation or fraudulent misstatement, neither Party shall be under any liability or shall have any remedy in respect of misrepresentation or untrue statement unless and to the extent that a claim lies under this Agreement.

20.	FURTHER ASSURANCE

Each Party hereby undertakes to do all such other acts and things, and execute and provide all such documents at the other Party’s request and cost as may be necessary or desirable to give effect to the purposes of this Agreement.

21.	WAIVER

No relaxation, forbearance, waiver or indulgence by either Party in enforcing any of the terms or conditions of this Agreement or the granting of time by either Party to the other shall prejudice, affect or restrict the rights and powers of such Party, unless contained in a writing signed by the Party charged with such waiver. The waiver of any breach of any term or any condition of this Agreement shall not be construed as a waiver of any subsequent breach of a term or condition of the same or of a different nature.

22.	SEVERABILITY

22.1	If the whole or any part of this Agreement is or becomes or is declared illegal, invalid or unenforceable in any jurisdiction for any reason (including by reason of the provisions of any legislation and/or by reason of any court or Competent Authority:

22.1.1	in the case of the illegality, invalidity or unenforceability of the whole of this Agreement it shall terminate only in relation to the jurisdiction in question; or

22.1.2	in the case of the illegality, invalidity or unenforceability of a part of this Agreement that part shall be severed from this Agreement in the jurisdiction in question and that illegality, invalidity or unenforceability shall not in any way whatsoever prejudice or affect the remaining parts of this Agreement which shall continue in full force and effect.

22.2	If in the reasonable opinion of either Party any severance under this Clause 22 materially affects the commercial basis of this Agreement, the Parties shall discuss, in good faith, ways to eliminate the material effect.

23.	EXECUTION

This Agreement may be executed in any one or more number of counterpart agreements each of which, when executed, shall be deemed to form part of and together constitute this Agreement.

24.	ANNOUNCEMENTS AND USE OF NAMES

24.1	Save as provided in Clause 24.2 neither Party shall make, or procure or permit the making of, any press release or other public announcement in relation to this Agreement without first obtaining the written approval of the other Party to any such release or announcement, which shall not unreasonably be withheld, conditioned or delayed.

24.2	Each Party agrees that it may make any announcement with respect to this Agreement or any ancillary matter as shall be required by law or the regulations of any stock exchange to which it is subject, without the other Party’s consent provided it has used reasonable endeavours in the time available to consult with the other Party on the terms of any such announcement beforehand.

24.3	Neither Party shall use the name of the other (including in the case where the other is CRT, that of the Charity (or its successor)) other than as provided in Clause 24.1 and 24.2 without the prior written consent of that Party which shall be at that Party’s sole discretion.

25.	DISPUTE RESOLUTION AND GOVERNING LAW

25.1	In the event that a determination of the Expert is sought under this Agreement:

25.1.1	any person being considered to serve as an Expert must certify that he or she is unaware of any conflict of interest or fully disclose to each Party the details of any conflict or interest or potential conflict of interest;

25.1.2	the Expert will fix a reasonable time and place for receiving (i) written submissions which in no event shall provide a Party fewer than twenty (20) days to prepare. The Parties will exchange written submissions at the same time as they are provided to the Expert and will each have a further ten (10) days to provide the other Party and the Expert with a written response. Thereafter any relevant evidence requested by the Expert that may reasonably be considered necessary for determining the matter at issue will be provided by the Parties within such time frames as the Expert may set;

25.1.3	each Party may appoint any counsel, consultants and advisors as it feels appropriate to assist the Expert in his or her determination; and

25.1.4	the Expert will render his or her decision, with sufficiently detailed reasons, within thirty (30) days (or another date as the Parties and the Expert may agree) after receipt of all information requested under Clause 25.1.2 above.

25.1.5	the determination of the Expert will, except for fraud or manifest error in the interpretation of the Agreement terms, be final and binding on the Parties. In the event that the Expert’s interpretation of the Agreement terms is materially consistent with the interpretation submitted by a Party to the Expert and the other Party under Clause 25.1.2, it will be deemed not to be a manifest error for the purposes of this Clause.

25.1.6	Each Party will bear its own costs for any matter referred to an Expert hereunder and, in the absence of express provision in the Agreement to the contrary, the costs and expenses of the Expert will be shared equally by the Parties.

25.2

It shall be a condition precedent to the commencement of any action in court or other tribunal (save an action for an interim injunction) in respect of any dispute relating to this Agreement that the Parties have sought to resolve the dispute by either Party notifying the other Party in writing for resolution to the Executive Officers who shall meet (whether in person or via teleconference) within twenty-one (21) days of such notice to seek resolution in good faith. If the Executive Officers are unable to resolve the dispute at such meeting, either Party may pursue any remedy available to such Party at law or in equity, subject to the terms and conditions of this Agreement.

25.3	This Agreement shall be governed by and construed in accordance with the laws of England and Wales and the Parties agree, subject to Clauses 25.1 and 25.2, to submit to the exclusive jurisdiction of the English courts in respect of any dispute arising out of or in connection with this Agreement (except in respect of disputes under Clause 12 where jurisdiction is non-exclusive).

26.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

Save that the Charity may enforce Clauses 9.1, 11.1 and 24.3, and the Charity and CRT’s respective officers, employees and agents may enforce Clauses 9.1 and 11.1, no term of this Agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Agreement. Notwithstanding the provisions of this Clause 26, the Parties shall be entitled to amend, suspend, cancel or terminate this Agreement or any part of it in accordance with Clause 18, without the consent of any third party including those referred to in this Clause 26.

27.	RELATIONSHIP OF THE PARTIES

27.1	Nothing in this Agreement is intended to, or shall be deemed to, constitute a partnership or joint venture of any kind between any of the Parties, nor constitute either Party the agent of the other Party for any purpose. Neither Party shall have authority to act as agent for, or to bind, the other Party in any way. The relationship of the Parties established by this Agreement is that of independent contractors.

27.2	Unless expressly provided otherwise in this agreement, the liability of the Parties for their respective obligations and liabilities under this agreement shall be several and shall extend only to any loss or damage arising out of their own breaches.

28.	TAX AND COMPLIANCE WITH LAWS

28.1

Each Party agrees that the other Party is entitled to all tax benefits, including in particular, tax credits and/or tax deductions attributable to amounts the other Party has paid hereunder. Each Party shall file its tax returns on a basis consistent with this Agreement, and shall not take any action inconsistent with the other Party’s entitlement to such tax benefits. In the event that a Party, in its judgment, determines that it must obtain information and verification regarding the use or application of such expenditures in order to prepare its tax returns or to respond to an inquiry during a tax audit or any other inquiry relating to such treatment of its tax return, or to defend its tax position in any proceeding including litigation, the Parties shall reasonably cooperate with each other and provide such information as the other Party may reasonably require at the request and expense of the requesting Party.

28.2	In exercising its rights under this Agreement, each Party shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any Competent Authority having jurisdiction over the exercise of rights under this Agreement.

The Parties hereby execute this Agreement by their duly authorised representatives:

For CANCER RESEARCH TECHNOLOGY LIMITED

Director:	/s/ P.J. L’Hullier
Print name:	P.J. L’Hullier, Director, Business Management

Date:	January 17, 2014

For TEVA BRANDED PHARMACEUTICAL PRODUCTS R&D, INC.

Signature:	/s/ Rivka Kreitman
Print name:	Rivka Kreitman

Date:	January 6, 2014

Signature:	/s/ Bruce D. Dorsey
Print name:	Bruce D. Dorsey

Date:	January 20, 2014

SCHEDULE 1

LICENSED PATENTS

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SCHEDULE 2

LICENSED KNOW HOW

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SCHEDULE 3

LICENSED MATERIALS

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PART C - Other Materials

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SCHEDULE 4

CONFIRMATORY PATENT LICENCE

THIS AGREEMENT is made the              day of              20[    ]

1)	CANCER RESEARCH TECHNOLOGY LIMITED, a company registered in England and Wales under number 1626049 whose registered office is at [407 St John Street, London, EC1V 4AD], England (“CRT”); and

2)	TEVA BRANDED PHARMACEUTICAL PRODUCTS R&D, INC., a Delaware corporation with its principal place of business at 41 Moores Road, Frazer, PA 19355, U.S.A. (“Teva”).

RECITALS:

By an agreement (the “Main Agreement”) dated                      and made between CRT and Teva, CRT agreed for the consideration therein contained, among other things, to grant to Teva a licence under [Country/region Patent No.                     ] (the “Patent”) of which this Agreement is a confirmatory licence.

OPERATIVE PROVISIONS:

1.	In pursuance of the Main Agreement and for the consideration referred to in the Main Agreement CRT hereby grants to Teva the [exclusive] licence from the day of 20 to research, develop, use, keep, make, have made, import, sell and otherwise dispose of Licensed Products (as defined in the Main Agreement) in the Field (as defined in the Main Agreement) in the Territory (as defined in the Main Agreement) for the life of the Patent and subject to the provisions of the Main Agreement.

2.	Subject to the provisions of the Main Agreement this Agreement shall determine without notice in the event of the determination for any reason of the Main Agreement.

IN WITNESS of which this Agreement has been executed as a deed and delivered the day and year first above written.

EXECUTED as a deed	)	Name (PRINT):
For and on behalf of	)	Title (PRINT):
CANCER RESEARCH	)	Signature:
TECHNOLOGY LIMITED	)	Date:

	)	Name (PRINT):
	)	Title (PRINT):
	)	Signature:
	)	Date:

acting by a Director and its Secretary / two Directors

EXECUTED as a deed	)	Name (PRINT):
For and on behalf of	)	Title (PRINT):

TEVA BRANDED PHARMACEUTICAL PRODUCTS R&D, INC. )

Signature:

	)	Date:

	)	Name (PRINT):
	)	Title (PRINT):
	)	Signature:
	)	Date:

acting by a Director and its Secretary / two Directors

SCHEDULE 5

DEVELOPMENT PLAN

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